DIREXION SHARES ETF TRUST
DIREXION DAILY CSI 300 CHINA A SHARE BEAR 1X SHARES (CHAD)
DIREXION DAILY CSI 300 CHINA A SHARE BULL 2X SHARES (CHAU)
(the “Funds”)

Supplement dated January 11, 2021 to the
Prospectuses dated February 28, 2020, as last supplemented

Effective immediately, the following paragraph is added to the China Investing Risk in the statutory Prospectuses for the Funds:
The current political climate has intensified concerns about tariffs and a potential trade war between China and the U.S. Because China’s growth over recent decades has been due to its significant export trade, the consequences of a potential trade war on international trade may have a material impact on the Funds. In addition, it is possible that the continuation or worsening of the current political climate could have a material adverse impact on a Fund’s ability to obtain exposure, either long or short, to various Chinese securities that are included in its underlying index and therefore achieve its investment objective. In July 2020, the President’s Working Group on Financial Markets (the “Working Group”) proposed a number of regulatory changes aimed at addressing potential risks to U.S. investors from investments in issuers that provide limited access to their financial statements, including Chinese companies. The Working Group’s proposals may result in U.S. registered index-based funds having to conduct additional due diligence on an index’s exposure to such issuers including the limited availability of such financial information.
In addition, in November 2020, the President of the United States issued an executive order prohibiting U.S. persons, including the Funds, from transacting in securities of any Chinese company identified by the Secretary of Defense as a “Communist Chinese military company” (“CCMC”) or in instruments that are derivative of, or are designed to provide investment exposure to, prohibited CCMC securities. The prohibition takes effect on January 11, 2021. It is unclear if or how long the Executive Order will continue in effect but to the extent that it does, and if any company included in the Funds’ underlying index is identified as a CCMC, there may be a material adverse impact on the Funds, and the Funds may experience increased tracking error as the Funds’ underlying index may continue to hold these securities and the Funds will not.
Also, in December 2020, the Holding Foreign Companies Accountability Act (“HFCAA”) was signed into law. When implemented, the HFCAA could cause securities of foreign issuers (including China) to be de-listed from U.S. stock exchanges if these companies do not permit U.S. oversight of the auditing of their financial information. The potential impact of the HFCAA is unclear at this time, but to the extent that a Fund currently transacts, or has exposure to, securities of an affected foreign company, there could be a material adverse impact on a Fund’s ability to achieve its investment objective and cause additional tracking error. A Fund may also changes its investment objective in response to such heightened risks.
For more information, please contact the Funds at (866) 476-7523.

Please retain this Supplement with your Prospectus.